                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1994 94-5 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1994 to October 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9 day of November, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                    Robley D. Evans
                                    Vice President and Controller

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.30%, 7.60%,
                                 7.95%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-5
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1994

                                    CUSIP#'S  393505-DD1, DE9, DF7, DG4, DH2
                                    TRUST ACCOUNT #3332031-0
                                    REMITTANCE DATE: 11/15/94

                                                           Total $            Per $1,000
                                                            Amount             Original
                                                        --------------       ------------
Class A Certificates
- --------------------
(1)  Amount available (including Monthly
     Servicing Fee)                                      $6,645,159.73

A.   Interest
     (2) Aggregate Interest
         a. Class A-1 Interest                              578,482.03         5.25892755
         b. Class A-2 Interest                              334,583.33         6.08333327
         c. Class A-3 Interest                              285,000.00         6.33333333
         d. Class A-4 Interest                              410,750.00         6.62500000
         e. Class A-5 Remittance Rate
             (8.30%,unless Weighted Average
              Contract Rate is below 8.30%)                      8.30%
         f. Class A-5 Interest                              501,623.86         6.91666663

     (3) Amount applied to:
         a. Unpaid Class A Interest
            Shortfall                                              .00                .00

     (4) Remaining:
         a. Unpaid Class A Interest
            Shortfall                                              .00                .00
B.   Principal
     (5) Formula Principal Distribution
         Amount                                           3,318,375.86                N/A
         a. Scheduled Principal                             692,848.94                N/A
         b. Principal Prepayments                         1,881,345.66                N/A
         c. Liquidated Contracts                                   .00                N/A
         d. Repurchases                                     744,181.26                N/A

     (6) Pool Scheduled Principal
           Balance                                      376,803,114.54       978.85446227
    (6a) Pool Factor                                         .97885446

     (7) Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         date                                                      .00
     (8) Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance divided by
         pool Scheduled Principal Balance)                      89.37%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.30%, 7.60%,
                                 7.95%, 8.40%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-5
                    CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1994

                               CUSIP#'S 393505-DD1, DE9, DF6, DG4, DH2
                               TRUST ACCOUNT #3332031-0
                               REMITTANCE DATE: 11/15/94

                                                      Total $       Per $1,000
                                                       Amount        Original
                                                   --------------  ------------
    (9)  Class A Percentage for the following
         Remittance Date                                    89.27%

   (10)  Class A Principal Distribution:
         a. Class A-1                                3,318,375.86   30.16705327
         b. Class A-2                                         .00           .00
         c. Class A-3                                         .00           .00
         d. Class A-4                                         .00           .00
         e. Class A-5                                         .00           .00

   (11)  Class A-1 Principal Balance               101,860,174.54  926.00158673
  (11a)  Class A-1 Pool Factor                          .92600159

   (12)  Class A-2 Principal Balance                55,000,000.00  1000.0000000
  (12a)  Class A-2 Pool Factor                         1.00000000

   (13)  Class A-3 Principal Balance                45,000,000.00  1000.0000000
  (13a)  Class A-3 Pool Factor                         1.00000000

   (14)  Class A-4 Principal Balance                62,000,000.00  1000.0000000
  (14a)  Class A-4 Pool Factor                         1.00000000

   (15)  Class A-5 Principal Balance                72,523,932.00  1000.0000000
  (15a)  Class A-5 Pool Factor                         1.00000000

   (16)  Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                                 .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

   (17)  31-59 days                                  1,891,575.10            67

   (18)  60 days or more                               431,936.57            15

   (19)  Current Month Repossessions                    95,622.53             4

   (20)  Repossession Inventory                        154,548.43             7

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.60%, 7.30%, 7.60%,
                                 7.95%, 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-5
                    CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1994

                               CUSIP#'S 393505-DD1, DE9, DF6, DG4, DH2
                               TRUST ACCOUNT #3332031-0
                               REMITTANCE DATE: 11/15/94

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in September 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                                   .11%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 4%)                                        .06%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                                    .5%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 6%)                                        .29%

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 7% from September 1, 1999 to
         August 31, 2000, 9% from September 1, 2000 to
         August 31, 2001 and 10% thereafter)                                 0

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                                0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.50%)                                               0

(25) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 21%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $7,698,859.00                                                10.63%

                       GREEN TREE FINANCIAL CORPORATION
        MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.25%, 8.55%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-5
                          CLASS B AND C CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1994

                               CUSIP#'S 393505-DJ8, DK5
                               REMITTANCE DATE: 11/15/94

                                                        Total $      Per $1,000
                                                        Amount        Original
                                                     -------------   ----------
CLASS B1 CERTIFICATES
- ---------------------
 (1) Amount Available less the Class A
     Distribution Amount (including Monthly
     Servicing Fee)                                   1,216,344.65

 (2) Class B-1 Remittance Rate (8.25% unless
     Weighted Average Contract Rate is
     below 8.25%)                                             8.25%

 (3) Aggregate Class B1 Interest                        105,859.31   6.87499992

 (4) Amount applied to Unpaid Class
     B1 Interest Shortfall                                     .00          .00

 (5) Remaining unpaid Class B1
     Interest Shortfall                                        .00          .00

 (6) Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                  .00

 (7) Class B Percentage for such Remittance Date
     (until Class B Cross-over Date, and on each
     Remittance Date thereafter unless each Class
     B Principal Distribution Test is satisfied,
     equals zero. Thereafter, if each Class B
     Principal Distribution Test is satisfied,
     equals 100% minus Class A Percentage)                     .00

(7a) Class B Percentage for the following
     Remittance Date                                           .00

 (8) Class B1 Principal (Class B Percentage of
     Formula Principal Distribution Amount)                    .00

(9a) Class B1 Principal Shortfall                              .00

(9b) Unpaid Class B1 Principal Shortfall                       .00

(10) Class B Principal Balance                       40,419,008.00

(11) Class B1 Principal Balance                      15,397,718.00

                       GREEN TREE FINANCIAL CORPORATION
        MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.25%, 8.55%
                    PASS-THROUGH CERTIFICATES, SERIES 1994-5
                          CLASS B AND C CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1994
                                    Page 2

                               CUSIP#'S 393505-DJ8, DK5
                               REMITTANCE DATE: 11/15/94

Class B2 and C Certificates
- ---------------------------
(12) Remaining Amount Available                       1,110,485.34

(13) Class B-2 Remittance Rate (8.55%
     unless Weighted Average Contract
     Rate is less than 8.55%)                                 8.55%

(14) Aggregate Class B2 Interest                        178,276.69   7.12499995

(15) Amount applied to Unpaid Class
     B2 Interest Shortfall                                     .00          .00

(16) Remaining Unpaid Class B2
     Interest Shortfall                                        .00          .00

(17) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date                  .00

(18) Class B2 Principal Liquidation Loss Amount                .00

(19) Class B2 Principal (zero until Class B1
     paid down; thereafter, Class B Percentage
     of Formula Principal Distribution Amount)                 .00

(20) Guarantee Payment                                         .00

(21) Class B2 Principal Balance                      25,021,290.00

(22) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company is
     not the Servicer; deducted from funds
     remaining after payment of Class A
     Distribution Amount and Class B1 and B2
     Distribution Amount; if the Company
     is the Servicer)                                   158,383.95

(23) 3% Guarantee Fee                                   773,824.70

(24) Class C Residual Payment                                  .00

(25) Repossessed Contracts                               95,622.53

(26) Repossessed Contracts Remaining
     in Inventory                                       154,548.43

(27) Weighted Average Contract Rate                       11.14339

                                     GTFC
                                    1994-5
                                 October, 1994
                         Contracts Repurchased Due to
                    Breach of Representation and Warranties

                                                          Repurchase
Account#           Principal           Interest             Amount
- --------          -----------          ---------          -----------
50416893          $ 95,629.98          $  629.56          $ 96,259.54
50417021            47,021.35             309.56            47,330.91
50417133            53,810.91             354.26            54,165.17
50417176            38,193.06             251.44            38,444.50
50417313            91,247.49             600.72            91,849.21
50417342            61,106.72             402.29            61,509.01
50417358            81,233.76             534.79            81,768.55
52407019            69,312.45             456.31            69,768.76
53413127            78,989.82             520.02            79,509.84
98400153            69,007.16             454.30            69,461.46
98400326            58,627.56             385.96            59,013.52
                  -----------          ---------          -----------
TOTALS            $744,181.26          $4,899.21          $749,080.47
                  ===========          =========          ===========